UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        April 28, 2005
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K, including in Exhibits 99.1 and 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02.  Results of Operations and Financial Condition.

       On April 28, 2005, we issued a news release announcing our preliminary earnings for the first quarter ended March 31, 2005 and containing other information set forth therein. A copy of the news release is furnished with this report as Exhibit 99.1 and shall be deemed a part of and incorporated by reference into this Item 2.02 for all purposes.

       On April 28, 2005, we distributed for reference a summary of the significant variances in adjusted after-tax earnings by business segment between the first quarter of 2005 and the fourth quarter of 2004. A copy of this summary is furnished with this report as Exhibit 99.2 and shall be deemed a part of and incorporated by reference into this Item 2.02 for all purposes.

Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits.

       99.1 Press Release dated April 28, 2005 entitled, "Unocal reports record quarterly earnings; net up 69%".

       99.2 Summary of Significant Variances dated April 28, 2005.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              UNOCAL CORPORATION
                                              (Registrant)


Date:  April 28, 2005                    By:  /s/John A. Briffett
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                                              John A. Briffett
                                              Vice President and Comptroller